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                                                                    EXHIBIT 10.4



                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                       FORM OF 1998 STOCK INCENTIVE PLAN


                                    ARTICLE I
                                  INTRODUCTION

1.1 PURPOSE. The purpose of the American Bank Note Holographics, Inc. Stock Incentive Plan (the "Plan") is to advance the interests of American Bank Note Holographics, Inc. (the "Company") by encouraging and enabling present and future key employees of the Company and any parent or subsidiary to acquire a financial interest in the Company through stock options under the Plan. The Company believes that the Plan will also aid the Company and any parent or subsidiary in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company.

1.2      ADMINISTRATION.

         (a) General. The Plan shall be administered, construed and interpreted by a committee (the "Committee") formed by the Board of Directors of the Company, or if no such Committee is established, then by the Board of Directors. In the event that there is not a Committee established at any time during the term of any option granted hereunder, references herein to the Committee shall be interpreted to be references to the Board of Directors.

         (b) Grant of Options. The Committee shall from time to time recommend the persons who shall participate in the Plan and the extent of their participation. The Committee also shall recommend the price to be paid for shares upon the exercise of options granted under the Plan, the period within which each option may be exercised, and the terms and conditions of each individual Stock Option Agreement or Incentive Stock Option by and between the Company and the holder of the option. The terms and conditions of each individual Stock Option Agreement or Incentive Stock Option shall be consistent with the provisions of the Plan, but the Committee may provide for such additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable. All such recommendations by the Committee shall be final upon approval of the Board of Directors.

         (c) Interpretation of Plan. In interpreting the Plan, the Committee and Board of Directors shall be governed by the principles and requirements of the applicable sections of the Internal Revenue Code of 1986, as amended ("the Code"), and the Treasury Regulations. All terms used herein shall have and shall be interpreted as having the meanings set forth in the applicable provisions of the Code. The interpretation and construction by the Committee of any provision of or term used in the Plan or any option granted under the Plan and any determination pursuant to any
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                  provision of the Plan or any such option shall be final and conclusive, unless otherwise determined by the Board of Directors. No member of the Committee or Board of Directors shall be liable for any action or determination made in good faith, and members of the Committee and Board of Directors shall be entitled to indemnification and reimbursement from time to time for expenses incurred in defense of such good faith action or determination.

1.3 TYPES OF AWARDS UNDER THE PLAN. Awards under the Plan may be in the form of any one or more of the following as determined by the
         Committee:

                  (a) Stock Options as described in Article III;

                  (b) Incentive Stock Options as described in Article IV; and

                  (c) Alternate Appreciation Rights, as described in Article V.

1.4      SHARES SUBJECT TO PLAN.

         (a) The shares subject to the Plan shall be authorized but unissued or treasury shares of the Company's common stock (the "Common Stock") . Subject to readjustment in accordance with the provisions of paragraph 7.4 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be equal to ten percent (10%) of the outstanding Common Stock as of the date of approval by the shareholders, if such approval by the shareholders is required by law, or 1,363,000 shares of Common Stock, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of such shares of Common Stock for issuance only upon the exercise of options granted under the Plan.

         (b) Shares tendered by a Participant as payment for shares issued upon exercise of a Stock Option or Incentive Stock Option shall be available for issuance under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

1.5 TERM OF PLAN. Unless sooner terminated by the Committee, as provided for under Section 6.2, the Plan shall remain in effect for a period of 10 years from the date the Plan becomes adopted.



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                                   ARTICLE II
                                   ELIGIBILITY

2.1 ELIGIBILITY. Options under the Plan may be granted to key officers and other key employees of the Company or of one or more of any future parents or subsidiaries of the Company who, in the opinion of the Committee, are contributing significantly to the effective management and supervision of the business of the Company or its parents or subsidiaries. Options may be granted under the Plan only to persons who are employed by the Company or one of its Parents or Subsidiaries at the time of the grant. The fact that an employee is a member of the Board of Directors of the Company shall not make him ineligible for an option grant unless his vote is required to secure a majority vote in favor of the grant of his option. For purposes of the Plan, a person to whom an option is granted under the Plan shall be referred to as a "Grantee".

                                   ARTICLE III
                                  STOCK OPTIONS

3.1 AWARD OF STOCK OPTIONS. The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares the number of shares of Common Stock ("Stock Options") allotted by the Committee. The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

3.2 STOCK OPTION AGREEMENTS. The grant of Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the Grantee, stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

3.3 STOCK OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted, or such other price as determined by the Board of Directors as approved by the shareholders, if such approval is required by law.

         (a) The "fair market value" of the shares of Common Stock shall be the mean between the high "bid" and the low "asked" prices of the common stock in the over-the-counter market on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, an reported. If the Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair


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                  market value" of the shares of Common Stock shall mean the closing price of the Common Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Incorporated or other national quotation service. If the Common Stock is not regularly traded in the over-the-counter market or registered in a national securities exchange the Committee shall determine the fair market value of the common stock in good faith

3.4 TERM AND EXERCISE. Options granted under the Plan will either become vested and exercisable for up to 33 1/3% of the total optioned shares upon each succeeding anniversary (until the option is fully exercisable at the end of the third year) or, if immediately vested, will be exercisable for restricted shares of Common Stock with restrictions lapsing with respect to 33 1/3% of such shares upon each succeeding anniversary (until the restrictions expire at the end of the third year). Notwithstanding anything herein to the contrary, the Board of Directors, upon recommendation of the Committee, may provide for alternative exercise options at any time and may determine whether the option shall be exercisable in full at any time during the term or in cumulative or non-cumulative installments during the term. No Stock Option shall be exercisable after the expiration of its option term.

3.5 MANNER OF PAYMENT. Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Grantee shall pay to the Company, in full, the option price for such shares with cash or with previously owned Common Stock.

3.6        DEATH OF GRANTEE.

         (a) Upon the death of the Grantee, any rights to the extent exercisable on the date of death may be exercised by the Grantee's estate, or by a person who acquires the right to exercise such Stock Option by be quest or inheritance or by reason of the death of the Grantee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the Grantee's death.

         (b) The provisions of this Section shall apply notwithstanding the fact that the Grantee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

3.7 RETIREMENT OR DISABILITY. At the discretion of the Committee or unless otherwise stated in the Stock Option Agreement, upon termination of the Grantee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the


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         Grantee may, within 36 months from the date of termination, exercise any Stock Options to the extent such options are exercisable during such 36-month period.

3.8 TERMINATION FOR OTHER REASONS. Except as provided in Sections 3.7 and 3.8, or except as otherwise determined by the Committee, all Stock Options shall terminate upon the termination of the Grantee's employment.

3.9 PERFORMANCE GRANTS. The Committee may, in its discretion, place additional restrictions on the options granted under this Article III requiring that the option will only vest if and when the Common Stock price exceeds the grant price by a specific amount. Generally, Performance Grants will be subject to the same requirements described in this Article III, unless the Committee decides otherwise. If Performance Grants are granted the requirements and restrictions will be detailed in the Stock Option Agreement.

3.10 PERFORMANCE UNITS. The Committee may, in its discretion, place additional restrictions on the Stock Options granted under this Article III requiring that on exercise of the Stock Options an employee will purchase shares that will be forfeited if the Grantee terminates employment within a certain number of years. In connection with options described under this Section 3.11, additional transferability restrictions may be imposed. If Performance Units are granted the requirements and restrictions will be detailed in the Stock Option Agreement.



                                   ARTICLE IV
                             INCENTIVE STOCK OPTIONS

4.1 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options granted pursuant to the Plan shall be evidenced by agreements (the "Incentive Stock Option Agreements") in such form as the Committee and Board of Directors shall, consistent with the provisions of Code sections 421 and 422 and related sections of the Code and applicable Treasury Regulations, approve from time to time. Such Incentive Stock Option Agreements and the options evidenced thereby shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares. Each Incentive Stock Option Agreement shall state the total number of shares of Common Stock to which it pertains.

         (b) Amount Limitation. A key employee may not be granted incentive stock options which are exercisable for the first time in any one calendar year under the Plan and any other incentive stock option plan of the Company or any parent or subsidiary corporation of the Company, for the purchase of Common Stock with


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                  an aggregate fair market value of more than one hundred
                  thousand dollars ($100,000) (valued as of the date of grant of the Incentive Stock Option).

         (c) Incentive Stock Option Price. The option price for each option granted under this Article IV shall be the amount determined by the Board of Directors, upon the recommendation of the Committee, but, subject to the provisions of the Plan, shall not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock subject to the option on the date of grant of the option. Notwithstanding the foregoing, the option price shall not be less than one hundred ten percent (110%) of the fair market value of the shares of Common Stock subject to the option on the date of grant of the option as to any Grantee who at the time the option is granted, owned more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The date on which the Board of Directors approves the granting of an option shall be considered the date on which such option is granted.

         (d) Fair Market Value. For purposes of this Article IV, the "fair market value" of the shares of Common Stock shall be the mean between the high "bid" and the low "asked" prices of the common stock in the over-the-counter market on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, an reported. If the Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair market value" of the shares of Common Stock shall mean the closing price of the Common Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Incorporated or other national quotation service. If the Common Stock is not regularly traded in the over-the-counter market or registered in a national securities exchange the Committee shall determine the fair market value of the common stock in good faith in accordance with Code section 422 (c)
                  (1) and accompanying Treasury Regulations.

         (e) Medium and Time of Payment. The option price shall be payable upon the exercise of an option in cash or by check or, if provided in the Incentive Stock Option or Stock Option Agreement, in shares of Common Stock owned by the Grantee. In the event that all or part of the option price is paid in shares of Common Stock, the value of such shares shall be equal to the fair market value of such shares on the date of exercise of the option, and the Grantee shall deliver to the Company a certificate or certificates representing such shares duly endorsed to the Company or accompanied by a duly-executed separate instrument of transfer satisfactory to the Committee.


         (f) Term of Incentive Stock Option. Each option granted under the Plan shall be


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                  exercisable by the Grantee only during a term fixed by the
                  Board of Directors upon recommendation of the Committee ending not later than ten (10) years after the date of grant of the option.

         (g) Exercise of Incentive Stock Option. Options granted under the Plan will either become vested and exercisable for up to 33 1/3% of the total optioned shares upon each succeeding anniversary (until the option is fully exercisable at the end of the third year) or, if immediately vested, will be exercisable for restricted shares of Common Stock with restrictions lapsing with respect to 33 1/3% of such shares upon each succeeding anniversary (until the restrictions expire at the end of the third year). Notwithstanding anything herein to the contrary, the Board of Directors, upon recommendation of the Committee, may provide for alternative exercise options at any time, and may determine whether the option shall be exercisable in full at any time during the term or in cumulative or non-cumulative installments during the term.

         (h) Method of Exercise. All options granted under the Plan shall be exercised by written notice directed to the officer of the Company indicated in the Incentive Stock Option Agreement at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor of the Plan and shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement required the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

         (i)      Effect of Termination of Employment or Death.

                  (i) Termination of Employment. Except as otherwise provided in this subparagraph (i) or in subparagraphs
                           (ii) or (iii) below, upon termination of the employment of any Grantee with the Company or any parent or subsidiary corporation of the Company for any reason, all options held by the Grantee under the Plan shall immediately terminate. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. The Board of Directors upon recommendation of the Committee at its election may provide that the Grantee may exercise an option at any time within three (3) months after the termination of employment of the Grantee with the Company or any parent or subsidiary


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                           corporation then employing the Grantee (or within one
                           (1) year after the termination of such employment if such employment is terminated due to the Grantee's permanent disability). In no event, however, will the option be exercisable after the expiration of the term of the option. In addition, exercise of the option following termination of the Grantee's employment shall be subject to the following terms and conditions: (a) with respect to any and all installments of the option that had not become exercisable at the time of termination of employment, the period of extension shall not, unless otherwise provided in the Incentive Stock Option Agreement, operate to permit such installment to become exercisable within such period; and (b) with respect to any installment of the option that had become exercisable at the time of termination of employment, the period of extension shall not operate to permit the exercise of such installment after the expiration of the period within which such installment may be exercised. For purposes of this subparagraph (i), if any corporation ceases to be a parent or subsidiary of the Company, the employment of any Grantee employed by such corporation shall be deemed to have terminated unless such Grantee becomes an employee of the Company or another parent or subsidiary of the Company simultaneously with or prior to the time such corporation ceases to be a parent or subsidiary of the Company. For purposes of this Section, "permanent disability" shall mean a permanent disability as defined in Code section 22(e)(3).

                  (ii) Death. In granting any option under the Plan, the Board of Directors and Committee may provide in the Incentive Stock Option Agreement representing such option that in the event of the death of a Grantee at a time when an option in exercisable by the Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise all or any portion of such option held by the Grantee on the date of his death upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such option within twelve (12) months after the date of the Grantee's death and in any event prior to the date of expiration of the option. Such exercise otherwise shall be subject to the terms and conditions of the Plan; provided, however, that with respect to any installment of the option that had not become exercisable on the date of the Grantee's death, the period of extension shall not, unless otherwise provided in the option Agreement, operate to permit such installment to become exercisable within such period.

                  (iii) Notwithstanding anything in this Section to the contrary, the Committee may in its discretion, at any time extend the period available for the exercise of the options under this Section. If the period available for exercise of the options is extended beyond the restrictions outlined in


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                           Code section 422(a), favorable tax treatment under
                           "Code section 421 will no longer be available.

         (j) No Options in Certain Cases. No options shall be granted except within a period of ten (10) years after the date on which the Incentive Stock Option is granted. In no event shall an option be granted to any person who, at the time such option is granted, owns (as defined in Code section 422 (b)
                  (6) ) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company unless (i) the option price under such option is not less than one hundred and ten percent (110%) of the fair market value of the shares of Common Stock subject to such option on the date of grant of such option (determined as provided in paragraph 5(c) of the Plan) and (ii) the terms of the Incentive Stock Option Agreement shall make such option expire on the date that is no later than the fifth (5th) anniversary after the date on which the option is granted.

                                    ARTICLE V
                          ALTERNATE APPRECIATION RIGHTS

5.1 AWARD OF ALTERNATE RIGHTS. Concurrently with or subsequent to the award of any Stock Option or Incentive Stock Option to purchase one or more shares of Common Stock, the Committee may, at their discretion, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Grantee with respect to each share of Common Stock, a related alternate appreciation right ("Alternate Right"), permitting the Grantee to be paid the appreciation on the option in lieu of exercising the option.

5.2 ALTERNATE RIGHTS AGREEMENT. Alternate Rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

5.3 EXERCISE. A Grantee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment in Common Stock the number of shares determined pursuant to Sections 5.4 and 5.5. Alternate Rights shall be exercisable only to same extent and subject to the same conditions as the options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

5.4 AMOUNT OF PAYMENT. The amount of payment to which an Grantee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the fair market value (as defined in Section 3.3(a)) of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date


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         the option related to said Alternate Right was granted or became effective, as the case may be.

5.5 FORM OF PAYMENT. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 5.4 by the fair market value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the Grantee a certificate or certificates for such shares of Common Stock.

5.6 EFFECT OF EXERCISE. The exercise of any Alternate Rights shall cancel an equal number of Stock Options and Incentive Stock Options, if any, related to said Alternate Rights.

5.7 RETIREMENT OR DISABILITY. Upon termination of the Grantee's employment (including employment as a director of the Company after an Grantee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Grantee may, within six months from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such six-month period, or such longer period as determined by the Committee.

5.8 DEATH OF GRANTEE OR TERMINATION FOR OTHER REASONS. Except as provided in Section 5.7, or except as otherwise determined by the Committee, all Alternate Rights shall terminate upon the termination of the Grantee's employment or upon the death of the Grantee, unless otherwise determined by the Committee.



                                   ARTICLE VI
                            AMENDMENT AND TERMINATION

6.1 AMENDMENT. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan in such respects as it shall deem advisable in order that options granted under the Plan shall comply with the Code, or to conform to any change in the law, or for any other purpose; provided, however, that without the approval of the stockholders of the Company, if such approval is required by federal securities and tax regulation, applicable state laws or stock exchange rules, no such amendment shall change:

                  (a) The maximum number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the
                           Plan); or


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                  (b)      The date on which the Plan will terminate as provided
                           by Section 1.5 of the Plan; or

                  (c) The minimum option price (in the case of an Incentive Stock Option only), other than to change the manner of determining the fair market value of the Common Stock to conform with any provisions of the Code or Treasury Regulations thereunder applicable to award under the Plan or if such change is necessitated by a change in the manner in which Common Stock is traded; or

                  (d) The period during which options may be granted as provided in the Plan (provided, however, that the Board of Directors of the Company shall have the power set forth in paragraph 6.2 to terminate the
                           Plan); or

         Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.


6.2 TERMINATION. The Board of Directors may terminate the Plan at any time prior to the end of the term of the plan as defined in Section 1.5. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.


                                   ARTICLE VII
                                  MISCELLANEOUS


7.1 NONASSIGNABILITY OF OPTION RIGHTS. No option shall be assignable or transferable by the Grantee except by will or by the laws of descent and distribution. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

7.2 RIGHTS AS STOCKHOLDER. Neither the Grantee nor the Grantee's Successors shall have rights an a stockholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which shares are issued upon exercise of an option except as provided herein.

7.3 MISCELLANEOUS PROVISIONS. The Agreements authorized under the Plan may contain such Other Provisions, not inconsistent with the Plan or the applicable provisions of the Code, as the Committee shall deem advisable.


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7.4      ADJUSTMENTS.

         (a) Recapitalization. In the event that, after the effective date of the Plan, the outstanding shares decreased or changed into or exchanged for a different number or kind of shares or other shares or other securities of the Company by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in stock, appropriate adjustments shall be made by the Committee in the number and kind of shares or other securities for which options may be granted under the Plan. In addition, the Committee upon the occurrence of such an event shall make appropriate adjustments in the number and kind of shares or other securities as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of each option and with a corresponding adjustment in the option price per share. Any fractional shares resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. Each such adjustment under this subparagraph
                  (a) shall be made in such a manner that such adjustment will not constitute a "modification" an defined in Code section
                  424. All adjustments made by the Committee unless otherwise determined by the Board of Directors) under this subparagraph
                  (a) shall be final and conclusive.

7.5 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

7.6 NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Grantee to exercise such option.

7.7 CHANGE IN CONTROL. Notwithstanding any provision in this Plan to the contrary, upon a Change in Control all options granted will become immediately vested and may be exercised immediately.

7.8 NON-UNIFORM DETERMINATIONS. The Committees determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

7.9 WITHHOLDING TAXES. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the

         Grantee to remit to the Company an amount sufficient to satisfy and Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

7.10 LEAVES OF ABSENCES. The Committee shall be entitled to make such rules, regulations and determination as it deems appropriate under the Plan with respect to any leave of absence taken by a Grantee.

                                  ARTICLE VIII
                                   DEFINITIONS

8.1 CHANGE IN CONTROL. A "Change in Control," unless otherwise determined by the Board of Directors, shall mean:

         (a) the direct or indirect acquisition, whether by sale, merger, consolidation, or purchase of assets or stock, by any person, corporation, or other entity or group thereof of the beneficial ownership (as that term is used in Section 13(d)(1) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) of shares in the Company which, when added to any other shares the beneficial ownership of which is held by the acquirer, shall result in the acquirer's having more than 50% of the votes that are entitled to be cast at meetings of stockholders as to matters on which all outstanding shares are entitled to be voted as a single class; provided however, that such acquisition shall not constitute a Change of Control for purposes of this Agreement if prior to such acquisition a resolution declaring that the acquisition shall not constitute a Change of Control is adopted by the Board with the support of a majority of the Board members who either were members of the Board for at least two years prior to the date of the vote on such resolution or were nominated for election to the Board by at least two-thirds of the directors then still in office who were members of the Board at least two years prior to the date of the vote on such resolution; and provided further, that neither the Company, nor any person who as of July __, 1998 was a director or officer of the Company, nor any trustee or other fiduciary holding securities under an employee benefit plan of the Company, nor any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company shall be deemed to be an "acquirer" for purposes of this Section.

         (b) the election during any two-year period to a majority of the seats on the Board of Directors of the Company of individuals who were not members of the Board at the beginning of such period unless such additional or replacement directors were approved by at least 80% of the continuing directors.

         (c) shareholder approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

8.2 PARENT CORPORATION. A "parent corporation" is any corporation in an unbroken chain of corporations ending with the Company if, at the time the option is granted, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. Such definition of parent corporation shall be consistent with the definition of such terms as set forth in Code section 424.

8.3 SUBSIDIARY CORPORATION. A "subsidiary corporation" is any corporation in an unbroken chain of corporations beginning with the Company if, at the time the option is granted, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. Such definition of subsidiary corporation shall be consistent with the definition of such terms as set forth in Code section 424.



         Executed this ___ day of _________, 1998

                  American Bank Note Holographics, Inc.

                           by:      _____________________________
                                    [Title]

                                     [FORM]
                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT
                                   1998 GRANT


         As of the ___ day of _______, 1998, and pursuant to its Incentive Stock Option Plan (the "Plan"), American Bank Note Holographics, Inc., a Delaware corporation (the "Company"), hereby grants to _________________________ (the "Grantee") an option, exercisable for the period and upon the terms hereinafter set out, to purchase __________ shares of the Common Stock, par value $____ per share ("Common Stock"), of the Company, at an exercise price of $ per share, subject to adjustment as provided in the Plan. Such exercise price represents at least 100% of the fair market value of a share of the Common Stock at the Date of Grant (as hereinafter defined). In the case of an individual who, at the time of the Date of Grant owns more than 10% of the total combined voting power of all classes of stock of the Company, the above exercise price represents at least 110% of the fair market value of a share of the Common Stock at the Date of Grant.

         1. TERM OF OPTION. This option is granted as of the date first above written (sometimes hereinafter called the "Date of Grant"), and will terminate and expire, to the extent not previously exercised, at 5:00 p.m. (E.D.T. or E.S.T., as applicable) on the tenth anniversary of the Date of Grant, or at such earlier time as may be specified in the Plan.

         2. RIGHT TO EXERCISE. Subject to the applicable limitations set out in the Plan or as otherwise set out in this Agreement, the Grantee shall have the right to exercise the option as to 331/3 percent of the shares covered by this agreement upon each succeeding anniversary of the Date of Grant. The amount of Common Stock for which options may be exercised after such dates is cumulative; that is, if the Grantee fails to exercise all of the options during any period set forth above, then any options that were not exercised during such period may be exercised during any subsequent period, until the termination of such options pursuant to the terms of this Agreement and the Plan. Prior to issuance of any shares of Common Stock, the Grantee shall: (i) deliver an investment representation and (ii) enter into any applicable stockholder's agreement, as deemed necessary by the Board of Directors of the Company or such Committee established by the Board of Directors (the "Committee").


         3. MANNER OF EXERCISE OF THE OPTION. The option shall be exercised in the manner set forth in the Plan. Options granted under this Agreement Plan will become vested and exercisable for up to 33 1/3% of the total optioned shares upon each succeeding anniversary (until the option is fully exercisable at the end of the third year) or, if immediately vested, will be exercisable for restricted shares of Common Stock with restrictions lapsing with respect to 33 1/3% of such shares upon each succeeding anniversary (until the restrictions expire at the end of the third year).

         4. TERMINATION OF EMPLOYMENT. In all events where Grantee's employment by the Company and its Affiliates is terminated, the options granted hereunder shall be governed by the Plan unless otherwise listed in this section.

         5. SUBJECT TO PLAN. This option is subject to all the terms and conditions of the Plan, and specifically to the power of the Committee to make interpretations of the Plan and of options granted thereunder, and of the Board of Directors of the Company to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance hereof, the Grantee acknowledges receipt of a copy of the Plan and hereby accepts and agrees to be bound by all of its terms and conditions as if it had been set out verbatim in this Agreement. In addition, the Grantee recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors of the Company or of the Committee, and that such determinations, interpretations or other actions are final, conclusive and binding upon all parties, including the Grantee, his heirs and representatives.

         6. SHAREHOLDER APPROVAL. Notwithstanding anything to the contrary contained herein or in the Plan, this option is expressly conditioned on the Plan being approved by the shareholders of the Company and may not be exercised until such approval has been obtained.

         7. NOTICES. Any notice, payment or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows: if to American Bank Note Holographics, Inc. [Address] Attention President; if to Grantee, at the address set forth on the signature page hereto. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices to such party hereunder. Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date such notice is received or properly mailed.

         8. BINDING EFFECT. Except as otherwise provided in this Agreement or in the Plan, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

         9. HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Agreement or any provision hereof.

         10. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

         11. GOVERNING LAW. The laws of the State of New York shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

         IN WITNESS WHEREOF, this Agreement is executed as of the _____ day of ________________, 199__.




                        American Bank Note Holographics, Inc.

                            By: _________________________



         The undersigned Grantee hereby accepts the terms of the foregoing Incentive Stock Option Agreement and the Plan.


By: _____________________________                       Grantee

_________________________________

_________________________________
           (address)



         The undersigned spouse of __________________________ is fully aware of, understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any community property or marital property interest he or she may now or hereafter own in or with respect to the Common Stock referred to in this Agreement, and agrees that the termination of his or her marital relationship with the Grantee for any reason shall not have the effect of removing the Common Stock from the coverage of this Agreement. Such understanding, consent, and agreement of the undersigned are evidenced by his or her execution of this Agreement as of the _____ day of ________________, 199__.

                     By:  _____________________________
                                    Spouse

                                     [FORM]
                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                             STOCK OPTION AGREEMENT
                                   1998 GRANT


      As of the ___ day of _______, 1998, and pursuant to its Incentive Stock Option Plan (the "Plan"), American Bank Note Holographics, Inc., a Delaware corporation (the "Company"), hereby grants to _________________________ (the "Grantee") an option, exercisable for the period and upon the terms hereinafter set out, to purchase __________ shares of the Common Stock, par value $____ per share ("Common Stock"), of the Company, at an exercise price of $____ per share, subject to adjustment as provided in the Plan.

      1. TERM OF OPTION. This option is granted as of the date first above written (sometimes hereinafter called the "Date of Grant"), and will terminate and expire, to the extent not previously exercised, at 5:00 p.m. (E.D.T. or E.S.T., as applicable) on the tenth anniversary of the Date of Grant, or at such earlier time as may be specified in the Plan.

      2. RIGHT TO EXERCISE. Subject to the applicable limitations set out in the Plan or as otherwise set out in this Agreement. Prior to issuance of any shares of Common Stock, the Grantee shall: (i) deliver an investment representation and
(ii) enter into any applicable stockholder's agreement, as deemed necessary by the Board of Directors of the Company or such Committee established by the Board of Directors (the "Committee").


      3. MANNER OF EXERCISE OF THE OPTION. Unless otherwise set forth herein the option shall be exercised in the manner set forth in the Plan.

      4. TERMINATION OF EMPLOYMENT. In all events where Grantee's employment by the Company and its Affiliates is terminated, the options granted hereunder shall be governed by the Plan unless otherwise listed in this section.

      5. SUBJECT TO PLAN. This option is subject to all the terms and conditions of the Plan, and specifically to the power of the Committee to make interpretations of the Plan and of options granted thereunder, and of the Board of Directors of the Company to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance hereof, the Grantee acknowledges receipt of a copy of the Plan and hereby accepts and agrees to be bound by all of its terms and conditions as if it had been set out verbatim in this Agreement. In addition, the Grantee recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors of the Company or of the Committee, and that such determinations, interpretations or other actions are final, conclusive and binding upon all parties, including the Grantee, his heirs and representatives.

      6. SHAREHOLDER APPROVAL. Notwithstanding anything to the contrary contained herein or in the Plan, this option is expressly conditioned on the Plan being approved by the shareholders, if required by law, of the Company. If shareholder approval is required the options granted herein may not be exercised until such approval has been obtained.

      7. NOTICES. Any notice, payment or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows: if to American Bank Note Holographics, Inc. [Address] Attention President; if to Grantee, at the address set forth on the signature page hereto. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices to such party hereunder. Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date such notice is received or properly mailed.

      8. BINDING EFFECT. Except as otherwise provided in this Agreement or in the Plan, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

      9. HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Agreement or any provision hereof.

      10. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

      11. GOVERNING LAW. The laws of the State of New York shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

      IN WITNESS WHEREOF, this Agreement is executed as of the _____ day of ________________, 199__.




                        American Bank Note Holographics, Inc.

                              By: ________________



      The undersigned Grantee hereby accepts the terms of the foregoing Incentive Stock Option Agreement and the Plan.


By: _____________________________                            Grantee

_________________________________

_________________________________
           (address)



      The undersigned spouse of __________________________ is fully aware of, understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any community property or marital property interest he or she may now or hereafter own in or with respect to the Common Stock referred to in this Agreement, and agrees that the termination of his or her marital relationship with the Grantee for any reason shall not have the effect of removing the Common Stock from the coverage of this Agreement. Such understanding, consent, and agreement of the undersigned are evidenced by his or her execution of this Agreement as of the _____ day of ________________, 199__.

                  By:  _____________________________
                                Spouse